                                                                   EXHIBIT 10.21

                                 AMENDMENT No. 1
                                       TO
                            ASSET Purchase Agreement

          This AMENDMENT NO. 1 TO ASSET PURCHASE AGREEMENT (this "Amendment") is made and entered into as of this 29th day of January, 2003 by and between ACON Offshore Partners, L.P., a Delaware limited partnership, or its designees ("Buyer"), on the one hand, and Friede Goldman Halter, Inc., a Mississippi corporation ("FGH"), Friede Goldman Offshore Texas, Limited Partnership, a Louisiana limited partnership ("FGOT"), TDI-Orange, Limited Partnership, a Louisiana limited partnership ("TDI"), and Friede Goldman Offshore, Inc., a Mississippi corporation ("FGO", and collectively with FGH, TDI and FGOT, "Seller"), on the other hand. (All capitalized terms used but not defined herein shall have the same definitions for such terms as set forth in the APA referred to below.)

          WHEREAS, Buyer and Seller entered into that certain Asset Purchase Agreement, dated as of November 15, 2002 (the "APA"), pursuant to which Seller agreed to sell, and Buyer agreed to buy, substantially all of the assets used in connection with the Business; and

          WHEREAS, Buyer and Seller hereby desire to add as Other Contracts being assumed by Buyer certain agreements entered into by Seller after the Execution Date and to clarify certain items of Personal Property being acquired by Buyer;

          NOW THEREFORE, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendments to Exhibit "A-3". Exhibit "A-3" to the APA is hereby amended by inserting the following at the end thereof:

             "FGOT

             17. Stacking Agreement, dated December 13, 2002, by and between FGOT and Diamond Offshore (USA) Inc. (Ocean New Era).

             18. Master Service Agreement, dated December 20, 2002, by and between FGOT and Transocean Offshore Deepwater Drilling Inc.

             19. General Terms and Conditions for Vessel Refurbishment, dated December 6, 2002, by and between FGOT and Navigare International, Inc.

             FGO East

             20. To the extent transferable, any Construction Contracts (as such term is defined in that certain Security Agreement dated December 2, 1997, by and between FGO (successor-in-interest to HAM Marine, Inc.) and the United States of America, represented by the Secretary of Transportation, acting by and through the Maritime Administrator, Contract No. MA-13338, as amended), including any outstanding and transferable warranty rights thereunder."

          2. Amendments to Exhibit "B". Exhibit "B" to the APA is hereby amended as follows:

             (a) The thirty-sixth line on page 37 that lists a Ford F-350 pick-up truck with serial number 1fdkf37m3jnb18531 is hereby deleted in its entirety.

             (b) The eleventh line on page 38 that lists a 48' flat bed trailer with serial number MER4020-12 is hereby deleted in its entirety.

             (c) The sixth line on page 46 that lists a Ford F-250 pick-up truck with serial number 1FTEF25Y8PNB30006 is hereby deleted in its entirety.

             (d) The forty-ninth line on page 57 that lists "1 Lot Trailers" is hereby deleted in its entirety and the following four lines substituted therefor:

             Plant    Location/    Office  Tag #   Asset        Description    Manufacturer  Model          Serial#   Count
                      Area                         Type
             West     Personnel            GL243   Facilities   Doublewide     King Custom            KO19622114A/B    1
                                                                28'x60'        Builders

             West     Safety/              862     Facilities   Doublewide     Acton Mobile F03070    KO39723333A/B    1
                      Security                                  28'x60'

             West     Documents            863     Facilities   Doublewide     Spacemaster  GA1272         18427/28    1
                                                                30'x70'

             West     Main                 866     Facilities   Doublewide                                             1
                      Office                                    Quad
                                                                30'x135'

             (e) The sixty-second line on page 49 for "Single wide Office Trailers" is hereby deleted in its entirety and the following two lines substituted therefor:

             Plant    Location/    Office  Tag #   Asset         Description    Manufacturer  Model       Serial#   Count
                      Area                         Type
             East     QA                   864     Facilities    Singlewide                                          1
                                                                 12'x60'

                East      Superinten        865    Facilities  Singlewide   Spacemaster   16291         1805   1
                          dents                                12'x60'

          (f) The first line on page 46 for "Office Trailer" is hereby deleted in its entirety and the following substituted therefor:

                Plant    Location/   Office   Tag    Asset Type  Description    Manufacturer  Model              Serial#  Count
                         Area                 #
                East     Rigging              860    Facilities  Singlewide     Acton Mobile  1260E               216395  1
                                                                 12'x60'

          (g) The following three lines are hereby added on page 72 at the end thereof:

                Plant    Location/   Office   Tag    Asset Type  Description    Manufacturer  Model              Serial#  Count
                         Area                 #
                East     Production           0255   Trucks &    Pick Up        Ford          F-150    1FTDF15Y3SNA28644  1
                                                     Trailers    Truck

                East     Production           0256   Trucks &    Pick Up        GMC           C-1500   1GTEC14H5SZ527419  1
                                                     Trailers    Truck

                East     Production           0257   Trucks &    Pick Up        GMC           C-1500   1GTDC14Z2JZ520768  1
                                                     Trailers    Truck

       3. Amendments to Exhibit "F-1". Exhibit "F-1" to the APA is hereby amended by deleting in their entirety the first ten lines on page 1 thereto and substituting the following therefor:

                Plant    Location/   Office   Tag    Asset Type           Description            Manufacturer
                         Area                 #
                East     Panel Shop           0198   Greenwood Island     (1) 40 TON BRIDGE      Birmingham
                                                                          CRANE, SERIAL #        Crane & Hoist,
                                                                          CD31061BB, MODEL       Inc.
                                                                          # PH-TRDG-40

                East     Panel Shop           0197   Greenwood Island     (1) 40 TON BRIDGE      Birmingham
                                                                          CRANE, SERIAL #        Crane & Hoist,
                                                                          CD31062BB, MODEL       Inc.
                                                                          # PH-TRDG-40

                East     Pipe Shop            0199   Greenwood Island     (1) 15 TON BRIDGE      Birmingham
                                                                          CRANE, SERIAL #        Crane & Hoist,
                                                                          CD31063BB, MODEL       Inc.
                                                                          # PH-TRDG-15

                East     Plate Yard           0214   Greenwood Island     (1) 30 TON BRIDGE      Birmingham
                                                                          CRANE, SERIAL #        Crane & Hoist,
                                                                          CD31069BB, MODEL       Inc.
                                                                          # PH-TRDG-30

                East       South Fab          0195   Greenwood Island     (1) 15 TON BRIDGE      Birmingham
                                                                          CRANE, SERIAL #        Crane & Hoist,
                                                                          CD31065BB, MODEL       Inc.
                                                                          # PH-TRDG-15


                East     North Fab   0196     Greenwood Island     (1) 15 TON BRIDGE    Birmingham
                                                                   CRANE, SERIAL #      Crane & Hoist,
                                                                   CD31064BB, MODEL     Inc.
                                                                   # PH-TRDG-15

                East     Assembly    0178     Greenwood Island     (1) 20 TON BRIDGE    Birmingham
                                                                   CRANE, SERIAL #      Crane & Hoist,
                                                                   CD31066BB, MODEL     Inc.
                                                                   # PH-TRDG-20

                East     Machine     0219     Greenwood Island     (1) 30 TON BRIDGE    Birmingham
                         Shop                                      CRANE, SERIAL #      Crane & Hoist,
                                                                   CD31068BB, MODEL     Inc.
                                                                   # PH-TRDG-30

                East     Panel Shop  0220     Greenwood Island     (1) 30 TON BRIDGE    Birmingham
                                                                   CRANE, SERIAL #      Crane & Hoist,
                                                                   CD31067BB, MODEL     Inc.
                                                                   # PH-TRDG-30

                East     East Yard   0564/    Greenwood Island     (2) BURNING
                                     65                            MACHINES

       4. Amendments to Exhibit "F-2". Exhibit "F-2" to the APA is hereby amended as follows:

          (a) The third line on page 1 that lists a "4100 Series II Ringer / Barge (Jack King)" is hereby deleted in its entirety and the following substituted therefor:

                Plant    Location/   Asset    Description      Manufacturer   Model   Serial#   Count   901 #
                         Area        Type
                East     Production  Crane    4100 Series II   Manitowoc     4100     41524     1       221e
                                              Ringer Crane
                                              (Onboard Jack
                                              King)

          (b) The twenty-seventh, twenty-eighth and twenty-ninth lines on page 1 are hereby deleted in their entirety and the following substituted therefor:

                Plant    Location/   Asset       Description      Manufacturer   Model     Serial#     Count   901 #
                         Area        Type
                East     Fab Shop    Machinery   Table,Flame      ESAB           Avenger   98-VIS2C-           203
                                                 Burner                                        3564    1

                East     Fab Shop    Machinery   Table,           ESAB           Avenger   98-VIS2C-           204
                                                 Plasma                                        4305    1
                                                 Cutter

          (c) The thirty-second line on page 1 that lists a "Boat, Tow (Maggie
     D)" is hereby amended by inserting the following serial number in the seventh column thereof: "599351".

          (d) The thirty-third line on page 1 that lists a "Dual Carrier" is hereby amended by inserting the following serial number in the seventh column thereof: "1062576".

          (e) The fourteenth line on page 3 is hereby amended by deleting the serial number "MF1850226" in the seventh column thereof and substituting the following serial number therefor: "MF1850026".

          (f) The twenty-sixth line on page 3 is hereby amended by deleting the serial number "YARD #8" in the seventh column thereof and substituting the following serial number therefor: "R778994".

          (g) The thirty-second line on page 3 is hereby amended by deleting the serial number "U1970081392" in the seventh column thereof and substituting the following serial number therefor: "U1970813982".

          (h) The forty-first line on page 3 is hereby amended by deleting the serial number "U1971209737" in the seventh column thereof and substituting the following serial number therefor: "U1971207737".

          (i) The sixty-eighth line on page 3 is hereby amended by deleting the serial number "U1971004259" in the seventh column thereof and substituting the following serial number therefor: "U1971004255".

          (j) The seventy-fourth line on page 3 through and including the twelfth line on page 4 are hereby deleted in their entirety and the following substituted therefor:

                     Location/
          Plant        Area         Asset Type          Description         Manufacturer Model          Serial#      Count  901 #
          West     Mechanic Shop      Crane             Crane, Overhead     Yale          2T           YEL205HO38      1    252
                                                        (Bridge)
          West     Pipe Shop          Crane             Crane, Pedestal     P&H           2T              59074        1    805

          West     A/B Platen         Crane             Crane, Pedestal     Yale          2T           CH-31719-BB     1    806

          East     Pipe Shop          Crane             Crane, Pedestal     Yale          2T             2029870       1    807

          East     Rigging            Crane             Forklift, Diesel    Clark         C500-YS225   Y1625-61-3440   1    212

          East     Fab Shop           Crane             Magnet Bed          Permadur                  120189-1-2-3-4   1    835

          East     Production Yard    Welding Machine   Welding Machine     Lincoln       DC-600        U1970802499    1    803-C21

          East     Production Yard  Welding Machine  Welding Machine  Lincoln      DC-600    U1970813984    1      803-E67


          (k) The thirteenth line on page 4 for a Miller Welding Machine with serial number KH462590 is hereby amended by deleting the count number "6" in the eighth column thereof and substituting the following count number therefor: "1".

          (l) The sixty-third line on page 4 through the twenty-second line on page 5 are hereby deleted in their entirety and the following substituted therefor:

          Plant     Location/      Asset         Description      Manufacturer   Model     Serial#     Count    901 #
                    Area           Type
          East      East           Wire Feeders  Wire Feeders                                           39

          (m) The following is hereby added on page 5 at the end thereof:

          Plant     Location/     Asset       Description      Manufacturer   Model               Serial#    Count    901 #
                    Area          Type
          East      Production    Marine-     Ringer Barge,                   46x120x7.5           517314    1        0221A
                                  Vessel      Jack King

          West      Mechanic      Crane       Crane,           Yale           2T               YEL205HO38    1        252
                    Shop                      Overhead
                                              (Bridge)

          West      Pipe Shop     Crane       Crane,           P&H            2T                    59074    1        805
                                              Pedestal

          West      A/B Platen    Crane       Crane,           Yale           2T              CH-31719-BB    1        806
                                              Pedestal

          East      Pipe Shop     Crane       Crane,           Yale           2T                  2029870    1        807
                                              Pedestal

          East      Rigging       Crane       Forklift,        Clark          C500-YS225    Y1625-61-3440    1        212
                                              Diesel

          East      Fab Shop      Crane       Magnet Bed       Permadur                    120189-1-2-3-4    1        835

          East      Production    Welding     Welding          Lincoln        DC-600          U1970802499    1        803-C21
                    Yard          Machine     Machine

          East      Production    Welding     Lincoln          Lincoln        DC-600          U1970813984    1        803-E67
                    Yard          Machine

     5. Continuation of APA. Except as modified by this Amendment, the APA shall continue in full force and effect.

     6. Counterparts. This Amendment may be signed in counterparts and may be executed by the exchange of facsimile signature pages.

                            [SIGNATURE PAGE FOLLOWS]

     IN WITNESS WHEREOF, the parties hereto have executed this Amendment No. 1 to Asset Purchase Agreement as of the day and year first above written.

                               ACON OFFSHORE PARTNERS, L.P.

                               By:  ACON Offshore, LLC, its General Partner

                               By:    /s/ Jonathan Ginns
                                  ----------------------------------------------
                               Name:  Jonathan Ginns
                                    --------------------------------------------
                               Title: President
                                     -------------------------------------------

                               FRIEDE GOLDMAN HALTER, INC.

                               By:    /s/ Chris Cunningham
                                  ----------------------------------------------
                               Name:  Chris Cunningham
                               Title: Senior Vice President

                               FRIEDE GOLDMAN OFFSHORE, INC.

                               By:    /s/ Chris Cunningham
                                  ----------------------------------------------
                               Name:  Chris Cunningham
                               Title: Senior Vice President

                               FRIEDE GOLDMAN OFFSHORE TEXAS,
                               LIMITED PARTNERSHIP

                               By:  Maritime Holdings, Inc., its General Partner

                               By:    /s/ Chris Cunningham
                                  ----------------------------------------------
                               Name:  Chris Cunningham
                               Title: Senior Vice President

                               TDI-ORANGE, LIMITED PARTNERSHIP

                               By:  Maritime Holdings, Inc., its General Partner

                               By:    /s/ Chris Cunningham
                                  ----------------------------------------------
                               Name:  Chris Cunningham
                               Title: Senior Vice President

                                       7